UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 24, 2010


                            MARINE EXPLORATION, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


            Colorado                    000-24637             91-1890338
----------------------------        -----------------   ------------------------
(State or other jurisdiction        (Commission File         (IRS Employer
  of incorporation)                      Number)         Identification Number)


             2600 Douglas Road, Penthouse 10, Coral Gables, FL 33134
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (786) 235-0870
                             -----------------------
               Registrant's telephone number, including area code

                535 Sixteenth Street, Suite 820, Denver, CO 80202
                -------------------------------------------------

                                 (303) 459-2485
                              --------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Security Holders.

Marine Exploration, Inc. ("the Company") held a special called meeting of Shareholders on August 24, 2010 at 10:00 AM Mountain Standard Time at the Company offices in, Denver, CO. The purpose of the meeting was to vote on the following two proposals:

     1. To authorize a reverse split of the common stock issued and outstanding on a 1 new shares for 500 old shares basis. Fractional shares will be rounded up to the next whole share. (Requires an amendment to the Articles of Incorporation.)

     2. To amend the Articles of Incorporation to add the following Section:

                      SHAREHOLDER ACTION BY WRITTEN CONSENT

     "Any action required or permitted by Colorado Revised Statutes to be taken at a shareholder meeting may be taken without a meeting, if the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted, consent to such action in writing. Effectiveness of such action shall be as provided in Colorado Revised Statutes except when the requirements of
     Section 14 of the Securities Exchange Act of 1934 specify otherwise. Record date for determining shareholders entitled to take action, or entitled to be given notice under CRS7-107-104 (as it may be amended) is the date the corporation first receives a writing upon which the action is taken pursuant to written consent of a majority of shareholders."

Shares present or voting by proxy were 534,992,782.

Proposal No. 1 was approved by a favorable vote of 528,086,959 shares representing 98.7% of the shares present or voting by proxy. Proxy votes opposed were 6,755,148 representing 1.26% of the shares present or voting by proxy. Proxy votes abstaining were 150,675 shares representing .17% of shares present or voting by proxy.

Proposal No. 2 was approved by 529,985,393 proxy votes representing a favorable vote of 99% of the shares present or voting by proxy. Proxy votes opposed were 3,919,922.00 representing less than 1% of the shares present or voting by proxy. Proxy votes abstaining were 1,087,289.00 shares representing less than 1% of the shares present or voting by proxy.

Both proposals require amendments to the articles of incorporation to be filed with the Secretary of State of Colorado before becoming effective. The Company, will announce, at a later date, the record date and effective date of the proposed reverse split.


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



                          SECTION 8 - OTHER INFORMATION

ITEM 8.01 OTHER INFORMATION

The Company has moved its corporate headquarters from Denver, Colorado to Coral Gables, Florida. The Company's address and phone number are:

                            Marine Exploration, Inc.
                                 Douglas Centre
                                2600 Douglas Road
                                  Penthouse 10
                           Coral Gables, Florida 33134

                               Phone: 786-235-0870

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            MARINE EXPLORATION, INC.




                                            By: /s/ Mark Goldberg
                                               ------------------
                                                Mark Goldberg,
                                                   Chief Executive Officer


                                            Date: August 25, 2010

















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